UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2013

ADVAXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	00028489	02-0563870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 College Road East Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Advaxis, Inc. (the “Company”) is filing this Current Report on Form 8-K to report the sale, since its last periodic report, of equity securities that in the aggregate exceed 5% of the number of shares of its outstanding common stock, which threshold was crossed on April 22, 2013.

Item 3.02	Unregistered Sales of Equity Securities.

On February 4, 2013, the Company issued and sold an aggregate of 208,701 shares of common stock to certain of its employees, including Mark J. Rosenblum and Robert G. Petit, two of its executive officers, pursuant to its Employee Stock Purchase Plan for an aggregate purchase price of $8,769.

On February 11, 2013 the Company issued and sold 428,572 shares of its common stock in a private placement to an accredited investor for a purchase price of $15,000.

On March 14, 2013, the Company issued 21,327,990 shares of its common stock resulting from the partial cashless exercise of the warrant issued to Tonaquint Inc. during the three months ended January 31, 2013 and previously disclosed in its Quarterly Report on Form 10-Q for the quarter ended January 31, 2013.

On March 25, 2013, March 28, 2013 and April 2, 2013, the Company issued 570,342, 573,614 and 910,899 shares of its common stock, respectively, to Asher Enterprises, Inc., or Asher, upon conversion of $30,000, $30,000 and $43,500, respectively, of principal amount of a convertible promissory note with an aggregate principal face amount of $103,500 that the Company issued to Asher on September 11, 2012.

On April 15, 2013, in partial settlement of a lawsuit against the Company filed by Brio Capital L.P., the Company issued 2,717,777 shares of common stock and provided certain corporate resolutions and legal opinions necessary to enable Brio Capital L.P. to sell such common stock publicly without restriction.

On April 22, 2013, the Company issued 9,561,416 shares of its common stock to JLSI, LLC, or JLSI, to settle the principal amount and interest under a promissory note issued by the Company to JLSI on July 21, 2012, in accordance with the terms of an Exchange Agreement entered into with JLSI on March 10, 2013 and previously disclosed in its Quarterly Report on Form 10-Q for the quarter ended January 31, 2013.

None of these transactions involved any underwriters, underwriting discounts or commissions, except as specified above, or any public offering, and the Company believes that each transaction was exempt from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 3(a)(9) or Section 4(2) thereof and/or Regulation D promulgated there under. All recipients had adequate access to information about the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVAXIS, INC.

By:	/s/ Mark Rosenblum
	Name:	Mark Rosenblum
	Title:	Chief Financial Officer

Date: June 14, 2013